Exhibit 99.1

Investor Contact:                         Media Contact:
Michele Steinmetz                        Dana Grosser
SEI    SEI
+1 610-676-3037                        +1 610-676-2459
msteinmetz@seic.com                    dgrosser@seic.com
Pages:        8

FOR IMMEDIATE RELEASE

SEI Reports Fourth-Quarter 2016 Financial Results

OAKS, Pa., Jan. 25, 2017 -- SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth-quarter 2016. Diluted earnings per share were $0.55 in fourth-quarter 2016 compared to $0.48 in fourth-quarter 2015.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2016	2015	%	2016	2015	%

Revenues	$368,810	$335,397	10%	$1,401,545	$1,334,208	5%
Net income	88,611	81,379	9%	333,817	331,655	1%
Diluted earnings per share	$0.55	$0.48	15%	$2.03	$1.96	4%
"Our financial results for both the fourth quarter and the full year show modest gains and reflect the ongoing investments we are making to deliver next generation solutions to our clients," said Alfred P. West, Jr., SEI Chairman and CEO. "We continue to anticipate significant change in the markets we serve and will provide broad-based solutions to address our clients’ complex needs. While net-sales events slowed during the fourth quarter, we are well positioned to capitalize on the significant opportunities within our markets.
“Our focus is unwavering on delivering for clients and positioning our company for long-term sustainable growth and increased shareholder value.”

Summary of Fourth-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
	2016	2015	%	2016	2015	%
Private Banks:
Revenues	$113,737	$113,690	—%	$457,886	$456,516	—%
Expenses	109,062	102,775	6%	421,188	410,975	2%
Operating Profit	4,675	10,915	(57)%	36,698	45,541	(19)%
Gain on sale of subsidiary	—	—	—%	2,791	2,791	—%
Segment Profit	4,675	10,915	(57)%	39,489	48,332	(18)%
Operating Margin (A)	4%	10%		8%	10%

Investment Advisors:
Revenues	86,857	78,614	10%	330,677	306,620	8%
Expenses	45,565	46,522	(2)%	180,140	171,968	5%
Operating Profit	41,292	32,092	29%	150,537	134,652	12%
Operating Margin	48%	41%		46%	44%

Institutional Investors:
Revenues	88,791	73,525	21%	312,584	297,568	5%
Expenses	44,242	37,189	19%	153,117	145,851	5%
Operating Profit	44,549	36,336	23%	159,467	151,717	5%
Operating Margin	50%	49%		51%	51%

Investment Managers:
Revenues	77,862	68,154	14%	294,390	267,963	10%
Expenses	50,296	45,431	11%	191,127	172,094	11%
Operating Profit	27,566	22,723	21%	103,263	95,869	8%
Operating Margin	35%	33%		35%	36%

Investments in New Businesses:
Revenues	1,563	1,414	11%	6,008	5,541	8%
Expenses	5,027	5,808	(13)%	20,962	20,656	1%
Operating Loss	(3,464)	(4,394)	NM	(14,954)	(15,115)	NM

Totals:
Revenues	$368,810	$335,397	10%	$1,401,545	$1,334,208	5%
Expenses	254,192	237,725	7%	966,534	921,544	5%
Corporate overhead expenses	16,477	15,465	7%	59,317	54,451	9%
Income from operations	$98,141	$82,207	19%	$375,694	$358,213	5%

(A) Percentages determined exclusive of gain on sale of subsidiary.

Fourth-Quarter Business Highlights:

•	Revenue growth in the quarter was primarily driven by higher Asset management, administration, and distribution fees from market appreciation and improved cash flows from new and existing clients.

•
In the fourth-quarter 2016, we recognized a $12.3 million performance fee and a corresponding $6.1 million sub-advisory expense associated with an SEI-sponsored investment product. These items resulted in a positive net impact of approximately $0.03 diluted earnings per share and were reflected in the Institutional Investors segment.

•
Sales events, net of client losses, during fourth-quarter 2016 totaled approximately $10.6 million and are expected to generate net annualized recurring revenues of approximately $5.5 million when contract values are fully realized. For the year ended 2016, sales events, net of client losses, totaled approximately $93.1 million and are expected to generate net annualized recurring revenues of approximately $74.0 million when contract values are fully realized.

•
Our average assets under management, excluding LSV, increased $11.4 billion, or six percent, to $194.8 billion, as compared to $183.4 billion during the fourth-quarter 2015 (see attached Average Asset Balances schedules for further details).

•
Our average assets under administration increased $57.8 billion, or 14 percent, to $465.7 billion in the fourth-quarter 2016, as compared to $407.9 billion during the fourth-quarter 2015 (see attached Average Asset Balances schedules for further details).

•
Our earnings from LSV increased by $2.0 million, or six percent, to $34.1 million in fourth-quarter 2016 as compared to $32.1 million in fourth-quarter 2015. The increase in earnings was due to an increase in assets under management from market appreciation; however, our earnings were negatively impacted by lower performance fees and increased personnel expenses of LSV.

•
We capitalized $17.2 million and $6.9 million of software development costs in fourth-quarter 2016 and 2015, respectively, of which $12.4 million and $5.2 million are related to continued enhancements to the SEI Wealth Platform. Our expenses related to maintenance and enhancements not eligible for capitalization have increased. A higher portion of these costs are recognized in personnel and consulting costs. These increased costs primarily impacted the Private Banks and Investment Advisors business segments.

•
Amortization expense related to the SEI Wealth Platform increased to $11.7 million during the fourth-quarter 2016 as compared to $10.8 million during the fourth-quarter 2015 due to continued enhancements.

•
Our operating expenses increased $13.2 million, or five percent, during the fourth-quarter 2016 compared to the third-quarter 2016 due in part to the previously mentioned sub-advisory expense. Without this item, the sequential increase in our operating expenses during the fourth-quarter would have been $7.1 million, or just under three percent.

•
Our operating expenses, primarily personnel costs, in our Investment Managers segment increased. These expenses primarily consist of operational and marketing costs and are mainly related to servicing existing clients and acquiring and implementing new clients.

•
The stronger U.S. dollar against the British pound during the fourth-quarter 2016 compared to the fourth-quarter 2015 negatively impacted the revenues of our Private Banks and Institutional Investors segments by $2.9 million and $1.8 million, respectively, and operating income by $1.2 million for each of the two segments.

•
Our effective tax rates were 33.4 percent in fourth-quarter 2016 and 29.3 percent in fourth-quarter 2015. The increase in the tax rate is due to a one time state tax settlement we received in the fourth quarter of 2015 as well as the reinstatement of the Research and Development credit in the fourth quarter of 2015. In 2015, all of the Research and Development Tax credit was recorded in the fourth quarter as compared to each quarter in 2016.

•	We repurchased 1.4 million shares of our common stock for $66.8 million during the fourth-quarter 2016.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on Jan. 25, 2017. Investors may listen to the call at seic.com/investors. The call may also be accessed at many financial services websites, including Google Finance and Yahoo Finance. Investors may also listen to replays at these websites, or by telephone at (USA) 800-475-6701; (International) 320-365-3844, access code 415844.

About SEI
SEI (NASDAQ:SEIC) is a leading global provider of investment processing, investment management, and investment operations solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of December 31, 2016, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages or administers $751 billion in hedge, private equity, mutual fund and pooled or separately managed assets, including $283 billion in assets under management and $468 billion in client assets under administration. For more information, visit seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2016	2015	2016	2015

Asset management, admin. and distribution fees	$286,534	$254,410	$1,072,176	$1,010,511
Information processing and software servicing fees	75,512	72,128	300,346	290,893
Transaction–based and trade execution fees	6,764	8,859	29,023	32,804

Total revenues	368,810	335,397	1,401,545	1,334,208

Subadvisory, distribution and other asset mgmt costs	48,310	40,443	170,961	160,062
Software royalties and other information processing costs	7,379	7,903	30,323	31,497
Brokerage commissions	5,087	6,525	22,152	24,388
Compensation, benefits and other personnel	107,272	103,128	414,622	395,774
Stock-based compensation	3,973	5,836	16,017	17,312
Consulting, outsourcing and professional fees	45,057	37,876	166,769	146,436
Data processing and computer related	16,849	15,784	64,930	58,884
Facilities, supplies and other costs	18,051	18,773	68,245	74,968
Amortization	11,708	10,824	45,392	42,630
Depreciation	6,983	6,098	26,440	24,044

Total expenses	270,669	253,190	1,025,851	975,995

Income from operations	98,141	82,207	375,694	358,213

Net (loss) gain on investments	(208)	88	112	(456)
Interest and dividend income	1,174	788	4,316	3,358
Interest expense	(115)	(141)	(531)	(483)
Equity in earnings of unconsolidated affiliates	34,061	32,140	126,103	137,057
Gain on sale of subsidiary	—	—	2,791	2,791

Income before income taxes	133,053	115,082	508,485	500,480

Income taxes	44,442	33,703	174,668	168,825

Net income	88,611	81,379	333,817	331,655

Basic earnings per common share	$0.55	$0.49	$2.07	$2.00

Shares used to calculate basic earnings per share	159,674	164,473	161,350	165,725

Diluted earnings per common share	$0.55	$0.48	$2.03	$1.96

Shares used to calculate diluted earnings per share	162,567	168,461	164,431	169,598

Dividends declared per common share	$0.28	$0.26	$0.54	$0.50

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2016	2015
Assets
Current Assets:
Cash and cash equivalents	$695,701	$679,661
Restricted cash	3,500	5,500
Receivables from investment products	61,761	48,098
Receivables, net of allowance for doubtful accounts of $523 and $649	227,957	223,023
Securities owned	21,339	21,235
Other current assets	27,575	26,207
Total Current Assets	1,037,833	1,003,724

Property and Equipment, net of accumulated depreciation of $285,322 and $259,501	146,190	143,977
Capitalized Software, net of accumulated amortization of $303,540 and $259,358	295,867	290,522
Investments Available for Sale	84,033	81,294
Investments in Affiliated Funds, at fair value	4,858	4,039
Investment in Unconsolidated Affiliates	50,459	49,580
Deferred Income Taxes	2,127	—
Other Assets, net	15,456	15,492
Total Assets	$1,636,823	$1,588,628

Liabilities and Equity
Current Liabilities:
Accounts payable	$5,966	$4,511
Accrued liabilities	240,525	217,587
Deferred revenue	2,880	2,385
Total Current Liabilities	249,371	224,483

Deferred Income Taxes	69,693	63,028
Other Long-term Liabilities	14,645	11,397
Total Liabilities	333,709	298,908

Shareholders' Equity:
Common stock, $.01 par value, 750,000 shares authorized; 159,031 and 163,733 shares issued and outstanding	1,590	1,637
Capital in excess of par value	955,461	910,513
Retained earnings	384,018	402,860
Accumulated other comprehensive loss, net	(37,955)	(25,290)
Total Shareholders' Equity	1,303,114	1,289,720
Total Liabilities and Shareholders' Equity	$1,636,823	$1,588,628

SEI INVESTMENTS COMPANY
ENDING ASSET BALANCES
(In millions)
(Unaudited)

	Dec 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec 31,
	2015	2016	2016	2016	2016
Private Banks:
Equity and fixed-income programs	$18,150	$18,370	$18,328	$18,668	$17,926
Collective trust fund programs	4	4	3	3	3
Liquidity funds	5,835	5,521	4,848	4,034	4,230
Total assets under management	$23,989	$23,895	$23,179	$22,705	$22,159
Client assets under administration	17,532	18,324	18,537	19,269	19,255
Total assets	$41,521	$42,219	$41,716	$41,974	$41,414

Investment Advisors:
Equity and fixed-income programs	$46,123	$47,357	$50,016	$52,594	$52,847
Collective trust fund programs	7	7	5	5	5
Liquidity funds	4,924	5,051	3,661	2,539	2,741
Total assets under management	$51,054	$52,415	$53,682	$55,138	$55,593

Institutional Investors:
Equity and fixed-income programs	$72,263	$73,468	$75,944	$78,701	$76,465
Collective trust fund programs	96	97	88	90	93
Liquidity funds	2,883	2,390	2,526	2,612	2,903
Total assets under management	$75,242	$75,955	$78,558	$81,403	$79,461

Investment Managers:
Equity and fixed-income programs	$66	$72	$73	$79	$81
Collective trust fund programs	32,117	32,385	33,841	35,962	36,991
Liquidity funds	832	733	750	812	667
Total assets under management	$33,015	$33,190	$34,664	$36,853	$37,739
Client assets under administration (A)	390,282	400,579	419,139	451,204	448,708
Total assets	$423,297	$433,769	$453,803	$488,057	$486,447

Investments in New Businesses:
Equity and fixed-income programs	$764	$803	$820	$850	$884
Liquidity funds	47	41	37	53	61
Total assets under management	$811	$844	$857	$903	$945

LSV Asset Management:
Equity and fixed-income programs	$78,335	$78,390	$78,352	$83,863	$87,248

Total:
Equity and fixed-income programs (B)	$215,701	$218,460	$223,533	$234,755	$235,451
Collective trust fund programs	32,224	32,493	33,937	36,060	37,092
Liquidity funds	14,521	13,736	11,822	10,050	10,602
Total assets under management	$262,446	$264,689	$269,292	$280,865	$283,145

Client assets under administration (C)	407,814	418,903	437,676	470,473	467,963
Total assets	$670,260	$683,592	$706,968	$751,338	$751,108

(A)
Client assets under administration in the Investment Managers segment include $48.8 billion of assets that require limited services and therefore are at fee levels below our normal full service assets (as of December 31, 2016).

(B)	Equity and fixed-income programs include $4.7 billion of assets invested in various asset allocation funds at December 31, 2016.

(C)	In addition to the numbers presented, SEI also administers an additional $9.5 billion in Funds of Funds assets (as of
December 31, 2016) on which SEI does not earn an administration fee. Client assets under administration as of December 31, 2016, do not reflect $1.3 billion in Funds of Funds assets that were reported at December 31, 2015.

SEI INVESTMENTS COMPANY
AVERAGE ASSET BALANCES
(In millions)
(Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2015	2016	2016	2016	2016
Private Banks:
Equity and fixed-income programs	$18,603	$17,644	$18,504	$18,650	$17,945
Collective trust fund programs	3	3	3	3	3
Liquidity funds	5,511	5,661	5,118	4,386	4,030
Total assets under management	$24,117	$23,308	$23,625	$23,039	$21,978
Client assets under administration	17,775	17,248	18,436	19,039	19,010
Total assets	$41,892	$40,556	$42,061	$42,078	$40,988

Investment Advisors:
Equity and fixed-income programs	$46,044	$45,175	$48,783	$51,924	$52,267
Collective trust fund programs	8	7	6	5	5
Liquidity funds	4,784	5,009	4,061	2,694	2,638
Total assets under management	$50,836	$50,191	$52,850	$54,623	$54,910

Institutional Investors:
Equity and fixed-income programs	$72,463	$71,779	$74,984	$77,583	$77,040
Collective trust fund programs	96	98	96	90	92
Liquidity funds	3,109	2,834	2,868	2,751	2,766
Total assets under management	$75,668	$74,711	$77,948	$80,424	$79,898

Investment Managers:
Equity and fixed-income programs	$59	$66	$72	$73	$79
Collective trust fund programs	30,960	30,784	33,021	35,257	36,170
Liquidity funds	960	832	701	874	813
Total assets under management	$31,979	$31,682	$33,794	$36,204	$37,062
Client assets under administration	390,080	387,421	415,237	436,459	446,666
Total assets	$422,059	$419,103	$449,031	$472,663	$483,728

Investments in New Businesses:
Equity and fixed-income programs	$788	$757	$811	$845	$851
Liquidity funds	47	48	39	44	60
Total assets under management	$835	$805	$850	$889	$911

LSV Asset Management:
Equity and fixed-income programs	$79,634	$74,699	$79,733	$83,373	$84,676

Total:
Equity and fixed-income programs	$217,591	$210,120	$222,887	$232,448	$232,858
Collective trust fund programs	31,067	30,892	33,126	35,355	36,270
Liquidity funds	14,411	14,384	12,787	10,749	10,307
Total assets under management	$263,069	$255,396	$268,800	$278,552	$279,435

Client assets under administration (A)	407,855	404,669	433,673	455,498	465,676
Total assets	$670,924	$660,065	$702,473	$734,050	$745,111
(A) Client assets under administration during fourth-quarter 2016 do not reflect $1.3 billion in Funds of Funds assets that were reported during fourth-quarter 2015.